                                                                    Exhibit 99.1

                           GlobalSantaFe Fleet Status
                                 as of 5.12.03

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                                                                                                 Estimated              Additional
                              Rated                           Change from                        Current    Dayrate    Commitments
                              Water                             Previous                         Contract   (in         and Other
   Rig Name                   Depth Rig Design   Location         Month    Status     Start Date End Date   thousands) Information*
  ---------------------------------------------------------------------------------------------------------------------------------
  JACKUPS (44)
  ---------------------------------------------------------------------------------------------------------------------------------
 1  Britannia                 200'  Bret         UK North           Yes    Contracted  early     late                  Dayrate
                                    Engineering  Sea                                   Jul 02    Sep 04                adjusted
                                                                                                                       every
                                                                                                                       3-months
                                                                                                                       based on
                                                                                                                       market
                                                                                                                       dayrate;
                                                                                                                       dayrate for
                                                                                                                       Apr thru June
                                                                                                                       estimated in
                                                                                                                       low $60s

 2  GSF Compact Driller       300'  MLT 116-C    Thailand           Yes    Contracted  late      late                  Dayrate
                                                                                       Aug 02    Aug 07                adjusted
                                                                                                                       every
                                                                                                                       3-months
                                                                                                                       based on
                                                                                                                       market
                                                                                                                       dayrate;
                                                                                                                       dayrate for
                                                                                                                       May thru
                                                                                                                       mid June
                                                                                                                       estimated in
                                                                                                                       mid $60s
                                                                                                                       (Upgrades
                                                                                                                       scheduled
                                                                                                                       mid June 03-
                                                                                                                       Early Aug 03

 3  GSF Galaxy I              400'  F&G L-780    UK North           Yes    Available                                   Repairs mid
                                    Mod VI       Sea                                                                   Mar 03 until
                                                                                                                       mid-Apr 03;
                                                                                                                       followed by
                                                                                                                       1 month idle
                                                                                                                       period;
                                                                                                                       followed by a
                                                                                                                       3-month
                                                                                                                       commitment in
                                                                                                                       low $50s

 4  GSF Galaxy II             400'  KFELS        East Canada        Yes    Contracted  early     early      high $120s Accommodation
                                    Mod VI                                             Nov 98    Feb 04                mode
                                                                                                                       beginning
                                                                                                                       early March
                                                                                                                       2003 for 50
                                                                                                                       days and
                                                                                                                       early July
                                                                                                                       for 14 days
                                                                                                                       at a rate of
                                                                                                                       $60K

 5  GSF Galaxy III            400'  KFELS        UK North           Yes    Contracted  mid       early      low $60s   Followed by a
                                    Mod VI       Sea                                   Apr 03    Aug 03                3-month
                                                                                                                       contract in
                                                                                                                       low $70s

 6  GSF Galveston Key         300'  MLT 116-C    Vietnam            Yes    Contracted  early     late                  Dayrate
                                                                                       May 02    Oct 04                adjusted
                                                                                                                       monthly based
                                                                                                                       on market
                                                                                                                       dayrate;
                                                                                                                       dayrate for
                                                                                                                       May thru June
                                                                                                                       estimated in
                                                                                                                       low $60s

 7  GSF Adriatic I            300'  MLT 116-C    Nigeria                   Contracted  late      mid        low $70s
                                                                                       Jun 02    Jun 04

 8  Glomar Adriatic II        350'  MLT 116-C    Gulf of            Yes    Contracted  early     early      mid $30s   Followed by
                                                 Mexico                                Feb 03    Jul 03                1-month
                                                                                                                       contract with
                                                                                                                       dayrate
                                                                                                                       adjusted
                                                                                                                       based on
                                                                                                                       market
                                                                                                                       dayrate
                                                                                                                       estimated in
                                                                                                                       mid $30s

 9  GSF Adriatic III          350'  MLT 116-C    Gulf of            Yes    Contracted  early     late       mid $20s   Followed by
                                                 Mexico                                Apr 03    May 03                2-1/2 month
                                                                                                                       contract in
                                                                                                                       low $30s

10  GSF Adriatic IV           350'  MLT 116-C    Egypt                     Contracted  late      early      high $50s
                                                                                       Feb 03    Mar 05

11  GSF Adriatic V            300'  MLT 116-C    Nigeria            Yes    Contracted  early     mid        low $50s   Followed by
                                                                                       Oct 02    Jun 03                2-1/2 month
                                                                                                                       idle period

12  GSF Adriatic VI           225'  MLT 116-C    Nigeria                   Contracted  late      late       high $60s
                                                                                       Nov 02    Nov 03

13  GSF Adriatic VII          350'  MLT 116-C    Trinidad                  Contracted  mid       mid        low $50s
                                                                                       Dec 02    May 03

14  GSF Adriatic VIII         328'  MLT 116-C    Nigeria                   Contracted  mid       late       low $50s
                                                                                       Oct 02    Mar 04

15  GSF Adriatic IX           350'  MLT 116-C    Gabon                     Contracted  mid       late       high $50s
                                                                                       Feb 03    Sep 03

16  GSF Adriatic X            350'  MLT 116-C    Gulf of                   Contracted  early     mid        mid $20s
                                                 Mexico                                Mar 03    May 03

17  GSF Adriatic XI           225'  MLT 116-C    UK North                  Available                                   Available
                                                 Sea                                                                   since mid
                                                                                                                       Feb 03
18  GSF Baltic                375'  MLT SUPER300 Nigeria                   Contracted  early     early      mid $70s
                                                                                       Jul 02    Jul 04

19  Glomar High Island I      250'  MLT 82-SD-C  Gulf of            Yes    Contracted  early     late       mid $20s   Followed by
                                                 Mexico                                Apr 03    May 03                1-month
                                                                                                                       commitment
                                                                                                                       in mid $20s

20  Glomar High Island II     270'  MLT 82-SD-C  Gulf of            Yes    Contracted  mid       late                  Dayrate
                                                 Mexico                                Sep 02    Dec 03                adjusted
                                                                                                                       monthly
                                                                                                                       based on
                                                                                                                       market
                                                                                                                       dayrate; rate
                                                                                                                       for May 03
                                                                                                                       estimated in
                                                                                                                       mid $20s

21  GSF High Island III       250'  MLT 82-SD-C  Gulf of            Yes    Contracted  late      mid        mid $20s   Followed by
                                                 Mexico                                Feb 03    May 03                1-month
                                                                                                                       commitment in
                                                                                                                       mid $20s

22  Glomar High Island IV     270'  MLT 82-SD-C  Gulf of            Yes    Contracted  late      mid        mid $20s   Followed by
                                                 Mexico                                Mar 03    Jun 03                1-month
                                                                                                                       commitment in
                                                                                                                       mid $20s

23  GSF High Island V         270'  MLT 82-SD-C  Gabon              Yes    Contracted  mid       early      mid $40s   Followed by
                                                                                       Mar 03    Jun 03                3-weeks
                                                                                                                       upgrades;
                                                                                                                       followed by
                                                                                                                       2-month idle
                                                                                                                       period

24  GSF High Island VII       250'  MLT 82-SD-C  Cameroon                  Contracted  mid       mid        high $40s
                                                                                       Feb 03    Jul 03



25  Glomar High Island VIII   250'  MLT 82-SD-C  Gulf of            Yes    Contracted  mid       mid        mid $20s   Followed by
                                                 Mexico                                Apr 03    May 03                1-month
                                                                                                                       commitment in
                                                                                                                       mid $20s

26  GSF High Island IX        250'  MLT 82-SD-C  Gabon              Yes    Contracted  mid       early      high $40s  Followed by
                                                                                       Jan 03    Jun 03                3 1/2 months
                                                                                                                       idle period

27  GSF Labrador              300'  CFEMT-2005-C UK North                  Contracted  mid       late       mid $60s
                                                 Sea                                   Nov 02    Jun 03

28  Glomar Main Pass I        300'  F&G L780-II  Gulf of            Yes    Contracted  early     late       low $20s   Followed by
                                                 Mexico                                Mar 03    May 03                3-month
                                                                                                                       commitment in
                                                                                                                       high $20s

29  Glomar Main Pass IV       300'  F&G L780-II  Gulf of            Yes    Contracted  early     early      high $20s  Followed by
                                                 Mexico                                Feb 03    Jun 03                1-month
                                                                                                                       commitment in
                                                                                                                       high $20s

30  GSF Key Gibraltar         300'  MLT 84-C     Singapore          Yes    Upgrades    early     mid
                                    (modified)                                         Mar 03    Aug 03


31  Key Hawaii                300'  Mitsui 300-C Saudi Arabia       Yes    Contracted  early     mid        low $40s   2-week survey
                                                                                       Mar 03    Mar 04                late Dec 03

32  GSF Key Manhattan         350'  MLT 116-C    Egypt              Yes    Contracted  mid       mid        high $50s  2-weeks
                                                                                       May 03    Jul 04                repairs late
                                                                                                                       April 03-
                                                                                                                       early May 03
                                                                                                                       (continued
                                                                                                                       from the Key
                                                                                                                       Singapore)

33  GSF Key Singapore         350'  MLT 116-C    Egypt              Yes    Upgrades    mid       early                 Followed by
                                                                                       May 03    Aug 03                9-month
                                                                                                                       commitment
                                                                                                                       in the
                                                                                                                       low $60s

34  GSF Magellan              350'  F&G L-780    UK North           Yes    Contracted  mid       late       low $90s   Followed by
                                    Mod V        Sea                                   Sep 02    Jun 03                2-month
                                                                                                                       repairs

35  GSF Monarch               350'  F&G L-780    UK North           Yes    Contracted  early     late       mid $70s   Followed by
                                    Mod V        Sea                                   Apr 02    Jul 03                5-month
                                                                                                                       contract in
                                                                                                                       mid $60s,
                                                                                                                       followed by
                                                                                                                       9-month
                                                                                                                       contract in
                                                                                                                       high $70s

36  GSF Monitor               350'  F&G L-780    UK North           Yes    Contracted  early     late       low $80s
                                    Mod V        Sea                                   May 03    Jun 03

37  GSF Parameswara           300'  Baker Marine Indonesia          Yes    Contracted  late      mid        low $70s
                                    BMC 300 IC                                         Oct 02    Jan 05

38  GSF Rig 103               250'  MLT 52-C     Qatar                     Contracted  mid       late       low $40s
                                                                                       Dec 02    Oct 04

39  GSF Rig 105               250'  MLT 52-C     Gulf of                   Contracted  mid       mid        low $30s
                                                 Suez                                  Dec 02    Dec 04

40  GSF Rig 124               250'  Modec        Gulf of                   Contracted  mid       mid        low $30s
                                    200C-45      Suez                                  Feb 03    Feb 04

41  GSF Rig 127               250'  F&G L-780    Qatar                     Contracted  early     late       low $40s   2-week
                                    Mod II                                             Nov 02    May 04                repairs
                                                                                                                       period in
                                                                                                                       June 2003

42  GSF Rig 134               300'  F&G L-780    Malaysia                  Contracted  early     late       low $60s
                                    Mod II                                             Sep 01    Oct 03

43  GSF Rig 136               300'  F&G L-780    Indonesia                 Contracted  late      late       high $60s
                                    Mod II                                             Sep 02    Mar 04

44  GSF Rig 141               250'  MLT 82-SD-C  Gulf of            Yes    Contracted  early     mid        mid $30s
                                                 Suez                                  Nov 01    May 03
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  SEMISUBMERSIBLES (9)
  ---------------------------------------------------------------------------------------------------------------------------------
 1  GSF Aleutian Key        2,300'  F&G          Equatorial                Contracted  mid       mid        mid $80s
                                    Enhanced     Guinea                                Jul 02    Aug 03
                                    Pacesetter

 2  Glomar Arctic I         3,400'  F&G L-907    Gulf of            Yes    Contracted  late      mid        mid $30s   Followed by
                                                 Mexico                                Mar 03    May 03                1 1/2-month
                                                                                                                       contract in
                                                                                                                       low $50s

 3  GSF Arctic III          1,800'  F&G L-907    UK North                  Contracted  late      late       high $40s
                                                 Sea                                   Feb 03    Jun 03


 4  GSF Arctic IV           1,800'  F&G L-907    UK North                  Contracted  late      mid        low $40s
                                                 Sea                                   Feb 03    Sep 03


 5  Glomar Celtic Sea       5,750'  F&G L-907    Gulf of            Yes    Contracted  mid       late       mid $80s
                                                 Mexico                                Apr 03    May 03

 6  Glomar Grand Banks      1,500'  AKER H-3.2   East Canada        Yes    Upgrades    early     late                  Followed by
                                                                                       Feb 03    Jun 03                2-year
                                                                                                                       contract at
                                                                                                                       $107

 7  GSF Arctic II           1,200'  F&G L-907    Invergordon        Yes    Cold        mid                             Cold stacked
                                                                           stacked     May 03

 8  GSF Rig 135             2,400'  F&G 9500     Equatorial                Contracted  mid       mid        mid $70s
                                    Enhanced     Guinea                                Jan 03    Jul 04
                                    Pacesetter

 9  GSF Rig 140             2,400'  F&G 9500     UK North           Yes    Contracted  mid       mid        high $30s  Followed by
                                    Enhanced     Sea                                   Feb 03    May 03                2-month
                                    Pacesetter                                                                         commitment in
                                                                                                                       high $40s
  ---------------------------------------------------------------------------------------------------------------------------------
  DRILLSHIPS (4)
  ---------------------------------------------------------------------------------------------------------------------------------
 1  Glomar C.R. Luigs       9,000'  GMDC         Gulf of            Yes    Contracted  early     late       $208       Followed by
                                                 Mexico                                Mar 03    May 03                2-week
                                                                                                                       survey;
                                                                                                                       Followed by
                                                                                                                       1 1/2-month
                                                                                                                       commitment in
                                                                                                                       low $150;
                                                                                                                       followed by
                                                                                                                       2 1/2-month
                                                                                                                       commitment
                                                                                                                       at $105

 2  Glomar Explorer         7,800'  GMDC         Gulf of                   Contracted  mid       mid        low $160s
                                                 Mexico                                Feb 01    Sep 03


 3  Glomar Jack Ryan        8,000'  GMDC         Australia                 Contracted  late      late       low $220s
                                                                                       Oct 02    Jul 03



 4  Glomar R.F. Bauer       2,750'  GMDC         Malta                     Cold stacked                                Cold stacked

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                                                                                                 Estimated              Additional
                             Rated                                                               Current    Dayrate    Commitments
                            Drilling                                                             Contract   (in         and Other
   Rig Name                  Depth  Rig Design   Location                  Status     Start Date End Date   thousands) Information*
  ---------------------------------------------------------------------------------------------------------------------------------
  PLATFORM (1)
  ---------------------------------------------------------------------------------------------------------------------------------
 1  Rig 82                 20,000'  National     UK North                  Contracted            Evergreen  6,000      Active
                                    1320-UE      Sea                                                                   approximately
                                                                                                                       50% of the
                                                                                                                       year

  ---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Estimated              Additional
   Operated                  Rated                                                                Current   Dayrate    Commitments
   by Joint                 Drilling                                                             Contract   (in         and Other
   Venture (2)               Depth  Rig Design   Location                  Status     Start Date End Date   thousands) Information*
  ---------------------------------------------------------------------------------------------------------------------------------
 1 Dada Gorgud             1,557'  F&G           Caspian            Yes    Contracted  mid       late        low $100s
                                   Pacesetter    Sea                                   Mar 00    Dec 06

 2 Istiglal                2,297'  F&G           Caspian            Yes    Contracted  mid       late        6,000
                                   Pacesetter    Sea                                   Dec 98    May 05

  ---------------------------------------------------------------------------------------------------------------------------------
  LAND RIGS (31)
  ---------------------------------------------------------------------------------------------------------------------------------
 1  Rig 92                 16,000'  National     Egypt              Yes    Contracted  mid       mid        low $10s
                                    1320-UE                                            Apr 03    Oct 03

 2  Rig 94                 20,000'  Oilwell      Egypt                     Contracted  mid       late       low $9s
                                    E-2000                                             Nov 02    Oct 03

 3  Rig 97                 20,000'  Dreco        Venezuela                 Available

 4  Rig 102                16,000'  National     Kuwait-            Yes    Contracted  early     late       low $10s
                                    110-UE       Saudi PNZ                             May 03    Dec 03

 5  Rig 104                20,000'  National     Egypt              Yes    Contracted  late      mid        low $10s
                                    1320-UE                                            Dec 02    Jul 03

 6  Rig 119                20,000'  Lee C. Moore Venezuela                 Available

 7  Rig 143                 6,500'  Ideco        Egypt                     Contracted  late      late       $5,000     Followed by
                                    H 37 ED                                            Jul 02    Jul 03                a 12-month
                                                                                                                       commitment at
                                                                                                                       $5,000

 8  Rig 144                30,000'  Emsco C3 111 Saudi Arabia              Contracted  mid       mid        mid $10s
                                                                                       Jun 01    Jan 04

 9  Rig 146                10,000'  Kremco 750   Kuwait                    Available


10  Rig 147                16,000'  National     Kuwait                    Available
                                    110-UE

11  Rig 150                11,500'  National     Oman                      Contracted  early     late       mid $10s
                                    80-UE                                              Oct 01    Sep 03

12  Rig 151                11,500'  National     Oman                      Contracted  early     late       mid $10s
                                    80-UE                                              Jan 01    Oct 03

13  Rig 155                30,000'  Oilwell      Kuwait             Yes    Contracted  mid       late       high $10s
                                    E-3000                                             Apr 03    Aug 04

14  Rig 157                17,000'  Dreco        Saudi Arabia       Yes    Contracted  early     mid        low $10s
                                                                                       Jan 01    Nov 03

15  Rig 158                25,000'  Oilwell      Kuwait             Yes    Contracted  mid       late       high $10s
                                    E-2000                                             Apr 03    Aug 04

16  Rig 159                 8,000'  Cooper       Oman                      Available                                   Asset held
                                    LTO-750                                                                            for sale

17  Rig 160                12,000'  Dreco        Kuwait             Yes    Contracted  mid       late       low $10s
                                    1250 E                                             Apr 03    Aug 04

18  Rig 161                12,000'  Dreco        Kuwait             Yes    Contracted  mid       late       mid $10s   2-week
                                    1250 E                                             Apr 03    Aug 04                survey early
                                                                                                                       Sept 03

19  Rig 169                16,000'  National     Kuwait                    Available
                                    110-UE

20  Rig 170                14,000'  National     Kuwait                    Available
                                    110-UE

21  Rig 171                10,000'  Oilwell      Kuwait-Saudi              Available
                                    660-E        PNZ

22  Rig 172                10,000'  Oilwell      Kuwait             Yes    Contracted  mid       late       low $10s
                                    660-E                                              Apr 03    Aug 04

23  Rig 173                30,000'  Dreco        Saudi Arabia              Contracted  early     mid        mid $10s
                                                                                       Jan 01    Jun 03

24  Rig 174                30,000'  Pyramid      Saudi Arabia              Contracted  early     early      mid $10s
                                                                                       Jan 01    Aug 03

25  Rig 176                30,000'  Pyramid      Venezuela                 Available


26  Rig 177                30,000'  Dreco        Venezuela                 Available


27  Rig 178                20,000'  Pyramid      Venezuela                 Available


28  Rig 179                20,000'  Pyramid      Venezuela                 Available


29  Rig 180                30,000'  National     Kuwait             Yes    Contracted  early     late       low $20s
                                    1625-UE                                            Apr 03    Jul 03

30  Rig 186                20,000'  Lee C. Moore Venezuela                 Available


31  Rig 187                20,000'  Lee C. Moore Venezuela                 Available
  ---------------------------------------------------------------------------------------------------------------------------------

    *Customer commitments referred to in this column are evidenced by formal contracts only when so noted. There is no implication or guarantee that present commitments not yet evidenced by contracts will result in contracts or that such contracts will be on terms identical to the commitments. In addition, the duration of commitments and contracts indicated in this column is, in some cases, an estimate based on the number of wells to be drilled pursuant to such commitments and contracts.


In addition to the dayrate revenues set forth in this fleet status table, the company receives miscellaneous revenues not included in the table. During the first quarter 2003, miscellaneous revenues were approximately $44.4 million, including $19.0 million of cost reimbursements. The revenues were the result of rig mobilization fees and miscellaneous fees including catering, labor, material, rental, handling, and incentive bonuses. We anticipate similar amounts of miscellaneous revenues in upcoming quarters, but such revenues could vary due to the type of services requested.

---------------------------------------------------------------------------------------------------------------------------------
    North Sea
     Managed                                                                                   Estimated              Additional
    Platforms                                                Change from                        Current    Dayrate    Commitments
   (3rd Party                                                  Previous                         Contract   (in         and Other
     Owned)                         Operator     Location       Month     Status     Start Date  End Date   thousands) Information*
  ---------------------------------------------------------------------------------------------------------------------------------
1  Talisman Crew 1                  Talisman     UK North Sea    Yes      Contracted   early     late       high $10s
                                                                                       Jan 03    Dec 03

2  Talisman Crew 2                  Talisman     UK North Sea    Yes      Contracted   early     late       mid $10s
                                                                                       Jan 03    Dec 03

3  Talisman Crew 3                  Talisman     UK North Sea    Yes      Contracted   early     late       mid $10s
                                                                                       Jan 03    Dec 03

4  Talisman Roving                  Talisman     UK North Sea    Yes      Contracted   early     late       5,000
   Maint. Crew                                                                         Jan 03    Dec 03

5  Shell Maint. Crew                Shell        UK North Sea    Yes      Contracted   early     late       4,000
                                                                                       Jan 03    Dec 03
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Forward-Looking Statements


Under the Private Securities Litigation Reform Act of 1995, companies are provided a "safe harbor" for discussing their expectations regarding future performance. We believe it is in the best interests of our shareholders and the investment community to use these provisions and provide such forward- looking information. We do so in this current report on Form 8-K and in other communications.
Our forward-looking statements include things such as (a) our anticipation that miscellaneous revenues in upcoming quarters will be similar to those in the first quarter of fiscal 2003; (b) estimated dayrates; and (c) other statements that are not historical facts.


Our forward-looking statements speak only as of the date of this current report on Form 8-K and are based on available industry, financial and economic data and our operating and financing plans as of that date. They are also inherently uncertain, and investors must recognize that events could turn out to be materially different from what we expect.


Factors that could cause or contribute to such differences include, but are not limited to (a) variations in revenue due to the type of service requested; (b) changes in rig utilization and dayrates in response to the level of activity in the oil and natural gas industry, which is significantly affected by indications and expectations regarding the level and volatility of oil and natural gas prices, which in turn are affected by such things as political, economic and weather conditions affecting or potentially affecting regional or worldwide demand for oil and natural gas, actions or anticipated actions by OPEC, inventory levels, deliverability constraints, and futures market activity; and (c) such other risk factors as may be discussed in our latest annual report on Form
10-K and subsequent reports filed with the U.S. Securities and Exchange Commission.


We disclaim any obligation or undertaking to disseminate any updates or revisions to our statements, forward-looking or otherwise, to reflect changes in our expectations or any change in events, conditions or circumstances on which any such statements are based.

